Exhibit 99.1

Chain Bridge I to Acquire Phytanix Bio, Creating a New Public Company Focused on Developing Next Generation Cannabinoid and Cannabinoid-like Medicines

●	Phytanix Bio is a preclinical stage pharmaceutical company founded by former members and associates of GW Pharmaceuticals, holding exclusive cannabinoid and cannabinoid-like medicine intellectual property (IP)
●	The transaction reflects a pre-deal valuation of $58 million for Phytanix Bio plus the assumption of $17 million of preferred stock and $4.4 million of short-term debt that will be exchanged for convertible preferred stock at deal close
●	The business combination is expected to be completed in the fourth quarter of 2024, with the combined company to be listed on Nasdaq Capital Markets under the ticker “PHYX”

NEW YORK and SANTA BARBARA, CA -- July 22, 2024 -- Phytanix Bio, an innovative pharmaceutical company dedicated to the development of therapeutics based on cannabinoid and cannabinoid-like molecules, and Chain Bridge I (Nasdaq: CBRG) (“CBRG”), a special purpose acquisition company formed for the purpose of acquiring or merging with one or more businesses, today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, expected to occur in the fourth quarter of 2024, the combined company will be named Phytanix Inc., and its common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “PHYX.”

The new company will be led by Phytanix Bio’s founders Colin Stott, the former R&D operations director at GW Pharmaceuticals; Dominic Schiller, who formerly led GW’s external IP strategy for more than a decade; and Barrett Evans, managing director at EMC2 Capital.

Mr. Evans will serve as CEO of the combined company; Mr. Stott will serve as chief operating officer; and Mr. Schiller will lead the legal and IP strategy. Guy Webber, a former GW preclinical team member and world-leading expert in cannabinoids/drug metabolism, will lead preclinical development for the organization.

“We are very happy to join forces with CBRG,” said Barrett Evans, CEO of Phytanix. “Phytanix has all the necessary IP, scientific acumen and expertise, as well as management experience to create a new generation of medicines made from cannabinoid and cannabinoid-like molecules for patients with serious unmet medical needs. Our team brings a wealth of firsthand experience and executional knowledge in cannabinoid-based medicine innovationand intellectual property generation, having played crucial roles in the development, and protection of Sativex® and Epidiolex® — key regulatory-approved medicines developed by GW Pharmaceuticals, which was later acquired by Jazz Pharmaceuticals for $7.2 billion.”

Andrew Cohen, CEO, and director of CBRG said, “After an exhaustive search for the right partner, we are delighted to merge with Phytanix Bio. The talented founding team has the depth of experience we were looking for in a still nascent industry of developing life-changing cannabinoid and cannabinoid-like medicines. The team’s initial drug pipeline is well conceived and designed. Having developed regulatory-approved medicines in this sector before, the management group is equipped with the knowledge and expertise to advance a new portfolio of medicines with similar therapeutic capabilities that can address unmet medical needs. Together as Phytanix, we look forward to transforming our promising technologies and IP into world class, regulatory-approved medicines.”

Phytanix is pioneering a new and innovative approach in the development of cannabinoid and cannabinoid-like medicines. It focuses on the use of botanically inspired active pharmaceutical ingredients to generate new mechanisms of action and IP across a range of therapeutic areas. The company also aims to reduce potential adverse events and de-risk its overall drug development strategy by focusing on active ingredients which have already demonstrated good tolerability in humans or are closely related to existing drug substances that have been evaluated and show tolerability in large clinical cohorts of people.

The resources of the combined company are expected to provide Phytanix with the necessary capital to advance its lead product candidates into clinical trials, targeting treatment resistant facial seizures and Painful Bladder Syndrome (PBS, formerly known as Interstitial Cystitis (IC)).

Key Transaction Terms

Upon the closing of the business combination, and assuming no redemptions of shares of CBRG by its public stockholders, Phytanix would expect to receive up to $11 million of cash held in Trust. The business combination is not subject to a minimum cash condition. The parties intend to seek to raise additional convertible preferred stock in the months following the signing of the business combination agreement and will continue to seek to secure such additional financing over time.

The Boards of Directors of both Phytanix Bio and CBRG have unanimously approved the proposed transaction, including a separate vote by CBRG’s independent directors. The transaction is expected to be completed in the fourth quarter of 2024, pending approval from both CBRG and Phytanix Bio shareholders. Details regarding the composition of the new company’s board, governance, and other relevant information will be disclosed in due course.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by CBRG with the Securities and Exchange Commission (“SEC”) and will be available on the SEC’s website at www.sec.gov. In addition, CBRG intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Nelson Mullins Riley & Scarborough is acting as legal counsel to CBRG. Titan Advisors has acted as capital markets advisors for Phytanix Bio, and Phytanix Bio was advised by Catherine Basinger Evans, Esq.

About Phytanix Bio

Phytanix Bio is a preclinical stage company, specializing in the development of pharmaceutical medicines made from cannabinoid and cannabinoid-like active ingredients.

About Chain Bridge I

Chain Bridge I (Nasdaq: CBRG) is a blank-check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

Important Information About the Proposed Merger and Where to Find It

CBRG intends to file with the SEC a registration statement on Form S-4 with a proxy statement containing information about the proposed transaction and the respective businesses of Phytanix Bio and CBRG. CBRG will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. CBRG shareholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about CBRG, Phytanix Bio, and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to shareholders of CBRG as of a record date to be established for voting on the proposed transaction. Shareholders of CBRG will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about CBRG without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and CBRG other filings with the SEC can also be obtained, without charge, by directing a request to Chain Bridge I, 8 the Green, #17538, Dover Delaware, Attention: CEO.

Participants in Solicitation

Phytanix Bio, CBRG, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of CBRG’s shareholders in respect of the proposed Business Combination. Information about the directors and executive officers of CBRG and their ownership is set forth in CBRG’s filings with the SEC, including its prospectus relating to its initial public offering, which was filed with the SEC on November 12, 2021. CBRG’s shareholders and other interested persons may obtain more detailed information about the names and interests of the directors and officers of Phytanix Bio and CBRG in the Business Combination will be set forth in CBRG’s filings with the SEC, including the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This press release does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

No Offer of Solicitation

This press release will not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This press release will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on current information and expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing CBRG’s or Phytanix Bio’s views as of any subsequent date, and neither CBRG nor Phytanix Bio undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of CBRG or Phytanix Bio, including the parties ability to complete the Business Combination, the ability of the parties to meet Nasdaq listing requirements, and those other risks set forth in the "Risk Factors" in CBRG’s registration statement on Form S-1 (Registration No. 333-254502), as amended, initially filed with the Commission on March 19, 2021, relating to its initial public offering, annual, quarterly reports and subsequent reports filed with the Commission, as amended from time to time. Copies of such filings are available on the Commission’s website, www.sec.gov. CBRG undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Relations Contact:

Jeff Ramson

jramson@pcgadvisory.com

Media Relations Contact:

Ashlee Vogenthaler

ashlee@pcgadvisory.com